                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: Contour Energy Co.                  Petition Date:   7/15/2002

                                                     CASE NUMBER: 02-37740-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH              August     YEAR  2002
            MONTH                        July 15-31    August    September

REVENUES (MOR-6)                                0            0
INCOME BEFORE INT, DEPREC./TAX (MOR-6) *1,496,849    2,305,737
NET INCOME (LOSS) (MOR-6)                 424,146    1,080,737
PAYMENTS TO INSIDERS (MOR-9)         included with Contour Energy E&P, LLC
                                     Case Number 02-37741-H4-11
PAYMENTS TO PROFESSIONALS (MOR-9)               0
TOTAL DISBURSEMENTS (MOR-8)                     0

                                         October       November      December

REVENUES (MOR-6)
INCOME BEFORE INT, DEPREC./TAX (MOR-6)
NET INCOME (LOSS) (MOR-6)
PAYMENTS TO INSIDERS (MOR-9)
PAYMENTS TO PROFESSIONALS (MOR-9)
TOTAL DISBURSEMENTS (MOR-8)

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

   REQUIRED INSURANCE MAINTAINED           EXP.
      AS OF SIGNATURE DATE                 DATE
------------------------------------    ----------
CASUALTY    YES   (x)    NO     (  )    5 - 1 - 03
LIABILITY   YES   (x)    NO     (  )    5 - 1 - 03
VEHICLE     YES   (x)    NO     (  )    5 - 1 - 03
* WORKER'S  YES   (x)    NO     (  )      -   -
OTHER    YES      (x)    NO     (  )    5 - 1 - 03

----------
* Through Administaff (PPE provider)
                                                                CIRCLE ONE

Are all accounts receivable being collected within terms?      [Yes]       No
Are all post-petition liabilities, including taxes, being paid
within terms?                                                  [Yes]       No
Have any pre-petition liabilities been paid?                   [Yes]       No
If so, describe    Royalties, severance taxes, employee
 obligations (pursuant to court orders)
Are all funds received being deposited into DIP bank accounts? [Yes]       No
Were any assets disposed of outside the normal course
 of business?                                                   Yes       [No]
If so, describe
                 ----------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current?
                                                               [Yes]       No

What is the status of your Plan of Reorganization?

ATTORNEY NAME:       John F. Higgins, IV
FIRM:                Porter & Hedges
ADDRESS:             700 Louisiana, Suite 3500
ADDRESS:
CITY, STATE ZIP:     Houston, TX 77002
TELEPHONE:           713-226-0648


-------------------------------------------------------------------------
I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED    /s/ Rick G. Lester
                            ----------------------------------------------------
                  TITLE     Executive Vice President and Chief Financial Officer
                            ----------------------------------------------------
      (ORIGINAL SIGNATURE)

*Amended

MOR 2 & 3
Stand-Alone Balance Sheet for Trustee

                               Contour Energy Co.
                                 Balance Sheet
                               At August 31, 2002

                                                               Conc            Ceep**           KOCL         PFI          CGM
                                                                05              10               40           12           57
                                                            ------------------------------------------------------------------------

                           ASSETS
Cash and cash equivalents                                             0       14,973,975              0             0             0
Accounts receivable                                                   0        5,851,193              2             0     7,584,923
Accounts receivable-affiliates, net of elimination          240,174,307       17,814,375             (1)            0             0
Prepaid expenses and other current assets                     2,455,469        5,791,445              0             0             0
                                                            ------------------------------------------------------------------------
  Total current assets                                      242,629,776       44,430,988              1             0     7,584,923

Unproved properties                                                   0       15,112,893      2,314,576             0             0
Oil & gas properties, subject to amortization                         0      179,897,265    255,944,024     1,771,716             0
Pipelines and other transportation assets, at cost                    0        1,075,549              0             0        10,430
Furniture, fixtures and equipment                                     0        3,828,061              0             0             0
                                                            ------------------------------------------------------------------------
  Total property and equipment                                        0      199,913,768    258,258,600     1,771,716        10,430
Less: Accumulated DD&A                                                0     (144,530,703)  (199,505,536)   (1,771,716)      (10,430)
                                                            ------------------------------------------------------------------------
  Total properties and equipment, net                                 0       55,383,065     58,753,064             0             0
                                                            ------------------------------------------------------------------------
Loan costs, net                                                       0                0              0             0             0
Restricted cash                                                       0        7,200,000              0             0             0
Other non-current assets (goodwill and other)                         0          748,688              0             0             0
Investment in subsidiaries                                  (90,083,110)      48,331,404              0             0             0
                                                            ------------------------------------------------------------------------
  Total other assets                                        (90,083,110)      56,280,092              0             0             0
                                                            ------------------------------------------------------------------------
Total Assets                                                152,546,666      156,094,145     58,753,065             0     7,584,923
                                                            ========================================================================

                          LIABILITIES
Post-petition liabilities (MOR-4)                               612,500          466,860      1,127,237             0         3,877
Accounts payable and accrued expenses                        12,292,093        6,674,969        610,905             0       343,099
Accounts payable-affiliates, net of elimination                       0      241,966,262     13,502,771        70,548     1,499,334
Current portion of long-term debt                           260,095,402                0              0             0             0
                                                            ------------------------------------------------------------------------
  Total current liabilities                                 272,999,995      249,108,091     15,240,913        70,548     1,846,310

Bank debt                                                             0                0              0             0             0
Senior notes                                                          0                0              0             0             0
Senior subordinated notes                                             0                0              0             0             0
Senior secured notes                                                  0                0              0             0             0
Convertible subordinated notes                                        0                0              0             0             0
Convertible subordinated debentures                                   0                0              0             0             0
Deferred federal income tax                                           0                0              0             0             0
                                                            ------------------------------------------------------------------------
                                                                      0                0              0             0             0
                                                            ------------------------------------------------------------------------
  Total liabilities                                         272,999,995      249,108,091     15,240,913        70,548     1,846,310


                      SHAREHOLDERS' EQUITY
Preferred stock                                                       0                0              0             0             0
Common stock                                                  1,731,171               10              0         1,000         1,000
Additional paid-in capital                                  293,241,298      106,616,327              0        29,902             0
Retained earnings                                          (418,397,754)    (202,602,239)    43,512,152      (101,450)    5,737,613
Accumulated other comprehensive loss                          2,971,956        2,971,956              0             0             0
                                                            ------------------------------------------------------------------------
  Total Shareholders' Equity                               (120,453,329)     (93,013,946)    43,512,152       (70,548)    5,738,613
Total Liabilities and Shareholders' Equity                  152,546,666      156,094,145     58,753,065             0     7,584,923
                                                            ========================================================================

                                                                      0                0              0             0             0





                                                               CGI            CONC             Elim/        CONC
                                                                58          Combined         Reclass       Consol
                                                            ------------------------------------------------------------------------

                           ASSETS
Cash and cash equivalents                                            0       14,973,975              0        14,973,975
Accounts receivable                                            (10,211)      13,425,907              0        13,425,907
Accounts receivable-affiliates, net of elimination                   0      257,988,681   (257,950,192)           38,489
Prepaid expenses and other current assets                            0        8,246,914              0         8,246,914
                                                            ------------------------------------------------------------------------
  Total current assets                                         (10,211)     294,635,477   (257,950,192)       36,685,285
                                                            ------------------------------------------------------------------------
Unproved properties                                                  0       17,427,469              0        17,427,469
Oil & gas properties, subject to amortization                        0      437,613,005        (81,316)      437,531,689
Pipelines and other transportation assets, at cost             496,276        1,582,255              0         1,582,255
Furniture, fixtures and equipment                                  543        3,828,604              0         3,828,604
                                                            ------------------------------------------------------------------------
  Total property and equipment                                 496,819      460,451,333        (81,316)      460,370,017
Less: Accumulated DD&A                                        (373,400)    (346,191,785)     3,012,146      (343,179,639)
                                                            ------------------------------------------------------------------------
  Total properties and equipment, net                          123,419      114,259,548      2,930,830       117,190,378

Loan costs, net                                                      0                0              0                 0
Restricted cash                                                      0        7,200,000              0         7,200,000
Other non-current assets (goodwill and other)                        0          748,688              0           748,688
Investment in subsidiaries                                           0      (41,751,706)    41,751,706                 0
                                                            ------------------------------------------------------------------------
  Total other assets                                                 0      (33,803,018)    41,751,706         7,948,688
                                                            ------------------------------------------------------------------------
Total Assets                                                   113,208      375,092,007   (213,267,656)      161,824,351
                                                            ========================================================================

                          LIABILITIES
Post-petition liabilities (MOR-4)                                    0        2,210,474              0         2,210,474
Accounts payable and accrued expenses                            6,982       19,928,048              0        19,928,048
Accounts payable-affiliates, net of elimination                955,042      257,993,957   (257,950,192)           43,765
Current portion of long-term debt                                    0      260,095,402              0       260,095,402
                                                            ------------------------------------------------------------------------
  Total current liabilities                                    962,024      540,227,881   (257,950,192)      282,277,689

Bank debt                                                            0                0              0                 0
Senior notes                                                         0                0              0                 0
Senior subordinated notes                                            0                0              0                 0
Senior secured notes                                                 0                0              0                 0
Convertible subordinated notes                                       0                0              0                 0
Convertible subordinated debentures                                  0                0              0                 0
Deferred federal income tax                                          0                0              0                 0
                                                            ------------------------------------------------------------------------
                                                                     0                0              0                 0
                                                            ------------------------------------------------------------------------
  Total liabilities                                            962,024      540,227,881   (257,950,192)      282,277,689

                      SHAREHOLDERS' EQUITY
Preferred stock                                                      0                0              0                 0
Common stock                                                     1,000        1,734,181         (3,010)        1,731,171
Additional paid-in capital                                   4,400,000      404,287,527   (111,046,229)      293,241,298
Retained earnings                                           (5,249,816)    (577,101,494)   158,703,731      (418,397,763)
Accumulated other comprehensive loss                                 0        5,943,912     (2,971,956)        2,971,956
                                                            ------------------------------------------------------------------------

  Total Shareholders' Equity                                  (848,816)    (165,135,874)    44,682,536      (120,453,338)

Total Liabilities and Shareholders' Equity                     113,208      375,092,007   (213,267,656)      161,824,351
                                                            ========================================================================
                                                                     0                0              0                 0


**NOTE: CEEP balances included pro-rata share of Kelley Partners 1994
     Development Drilling Program and Kelley Partners 1992 Development Drilling Program.
     Related investment and equity accounts have been eliminated within this column.

Legal Entity Names:
Co 05 = Contour Energy Co.
Co 10 = Contour Energy E & P, LLC
Co 40 = Kelley Operating Company, LTD.
Co 12 = Petrofunds Inc.
Co 57 = Concorde Gas Marketing Inc.
Co 58 = Concorde Gas Intrastate Inc.



CASE NAME: Contour Energy Co.                                     CASE NUMBER: 02-37740-H4-11

                                 SCHEDULE OF POST-PETITION LIABILITIES


====================================================================================================================================

                                          July 15-31              August         September     October      November      December
                                          ----------              ------         ---------     -------      --------      --------
TRADE ACCOUNTS PAYABLE

TAX PAYABLE:

Federal Payroll Taxes

State Payroll & Sales

Ad Valorem Taxes

Other Taxes

TOTAL TAXES PAYABLE

SECURED DEBT POST-PETITION

ACCRUED INTEREST PAYABLE                     671,774               612,500

*ACCRUED PROFESSIONAL FEES:

OTHER ACCRUED LIABILITIES:

1 Royalties/Royalties Suspense

2 Estimated capital expenditures
   and Operating Cost                  Detail not available   Detail not available
3


TOTAL POST-PETITION LIABILITIES
 (MOR-3)                                     671,774               612,500


*Payment Requires Court Approval.

   MOR-4



CASE NAME:  Contour Energy Co.                               CASE NUMBER: 02-37740-H4-11

                              AGING OF POST-PETITION LIABILITIES

                                 MONTH - AUGUST, 2002



                                                                  AD-VALOREM,          OTHER
DAYS         TOTAL     TRADE ACCTS    FED TAXES    STATE TAXES    OTHER TAXES    INTEREST ON 14% DEBT
----         -----     -----------    ---------    ------------   -----------    --------------------
 0-30        612,500                                                                  612,500
31-30
61-90
91+

TOTAL        612,500                                                                  612,500



                          AGING OF ACCOUNTS RECEIVABLE

   MONTH
   -----
 0-30 DAYS
31-60 DAYS
61-90 DAYS
91+   DAYS

TOTAL

MOR-5